UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): June 3, 2004 (June 2, 2004)


                    VOYAGER ENTERTAINMENT INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                      000-33151                  45-0420093
(State or Other Jurisdiction         (Commission       (IRS Employer Identification No.)
      of Incorporation)             File Number)

        4483 WEST RENO AVENUE, LAS VEGAS, NEVADA                  89118
        (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code (702) 221-8070

ITEM  5. OTHER EVENTS AND REPORTED FD DISCLOSURE.

On June 2, 2004, Voyager Entertainment International, Inc. issued a press release announcing certain corporate governance measurers to be implemented by the end its 2004 third fiscal quarter. A copy of Voyager's press release dated June 2, 2004 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM  7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibit Number Description
            -------------- -----------

            99.1 Press Release of Voyager Entertainment International, Inc., dated June 2, 2004

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VOYAGER ENTERTAINMENT
                                        INTERNATIONAL, INC.

Date:  June 3, 2004                     /s/ Richard L. Hannigan, Sr.
                                        ----------------------------------------
                                        Richard L. Hannigan, Sr.
                                        President and Chief Executive Officer